Exhibit 10.2

EXECUTION COPY/ФИНАЛЬНАЯ ВЕРСИЯ
CONVERTIBLE LOAN AGREEMENT	ДОГОВОР О КОНВЕРТИРУЕМОМ ЗАЙМЕ

This CONVERTIBLE LOAN AGREEMENT (together with any amendments or modifications hereto in effect from time to time (this “Agreement”)) dated as of September 3, 2013, between OPEN JOINT STOCK COMPANY “RUSNANO”, a company organized under the laws of the Russian Federation (the “Lender”) and PANACELA LABS, INC., a Delaware corporation (the “Borrower”).

WHEREAS, the Lender, the Borrower and CLEVELAND BIOLABS, INC.,  a Delaware corporation (“CBLI”), are parties to that certain Master Agreement, dated of even date herewith (the “Master Agreement”); and

WHEREAS, as contemplated by the Master Agreement, Lender has agreed to lend to Borrower and Borrower has agreed to accept the loan proceeds in lawful money of the United States of America in the principal amount of One Million Five Hundred Thirty Thousand Dollars ($1,530,000.00), (the “Loan”), on the terms and conditions set forth herein and in the Master Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Lender and Borrower hereby agree as follows:

Настоящий ДОГОВОР О КОНВЕРТИРУЕМОМ ЗАЙМЕ (в совокупности со всеми изменениями и модификациями к нему ("Договор")), от 3 сентября 2013 г., между ОТКРЫТЫМ АКЦИОНЕРНЫМ ОБЩЕСТВОМ "РОСНАНО", учрежденным в соответствии с законодательством Российской Федерации ("Заимодавец"), и PANACELA LABS, INC., корпорацией штата Дэлавер ("Заемщик").

ПРИНИМАЯ ВО ВНИМАНИЕ, ЧТО Заимодавец, Заемщик и CLEVELAND BIOLABS, INC.,  корпорация штата Дэлавер ("CBLI") являются сторонами Генерального соглашения от той же даты, что и настоящий Договор ("Генеральной соглашение"); и

ПРИНИМАЯ ВО ВНИМАНИЕ, ЧТО, как предусмотрено Генеральным соглашением, Заимодавец согласился предоставить займа Заемщику, а Заемщик согласился принять займ в валюте Соединенных Штатов Америке в размере одного миллиона пятисот тридцати тысяч долларов США (1 530 000,00 долларов США) ("Займ") на условиях, предусмотренных настоящим Договором; и

С УЧЕТОМ ВЫШЕУКАЗАННОГО, за надлежащее встречное удовлетворение, получение и достаточность которого подтверждаются настоящим, Заемщик и Заимодавец согласуют следующие условия, носящие обязательный характер:

1.	DEFINITIONS	ОПРЕДЕЛЕНИЯ
1.1.	“Business Day” means a day (other than a Saturday or Sunday) on which banks are generally open in Moscow, the Russian Federation, and New York, New York, the United States of America.	“Рабочий день” означает день (кроме суббот и воскресений), в который банки открыты для ведения операций в г. Москва, Российская Федерация, и г. Нью-Йорк, штат Нью-Йорк, Соединенные Штаты Америки.
1.2.	“Certificate of Incorporation” means that certain Amended and Restated Certificate of Incorporation of the Borrower (as the same may be subsequently amended from time to time).	"Учредительный договор” означает Учредительный договор Заемщика в новой редакции (с последующими возможными изменениями).
1.3.	“Effective Date” means the date on which the Loan amount is debited from the bank account of the Lender specified in Schedule I hereto.	"Дата вступления в силу" означает дату, в которую сумма Займа списывается с банковского счета Заимодавца, указанного в Приложении I к настоящему Договору.
1.4.
“Liabilities” means, collectively: (i) the repayment of the Loan due under this Agreement and all interest accrued thereon not previously paid (and all extensions, renewals, replacements, substitutions, amendments and modifications thereof); (ii) the performance of all terms, conditions and covenants set forth in this Agreement; and (iii) all obligations and indebtedness of every kind and description of Borrower to the Lender, whether primary or secondary, absolute or contingent, direct or indirect, sole, joint or several, secured or unsecured, due or to become due, contractual or tortious, arising by operation of law or otherwise, or now or hereafter existing, including, without limitation, principal, interest, fees, late charges and expenses.

“Ответственность” означает, в совокупности: (i) погашение Займа по настоящему Договору и всех процентов, которые были начислены, но еще не были уплачены (и все продления, возобновления, замены, поправки и изменения к нему); (ii) исполнение всех условий и обязательств по настоящему Договору; и (iii) все обязательства и задолженность любого рода и типа со стороны Заемщика перед Заимодавцем, первичные или вторичные, абсолютные или условные, прямые или непрямые, единоличные, раздельные или совместные, обеспеченные или необеспеченные, причитающиеся в настоящее время или подлежащие уплате в будущем, возникающие из договора или правонарушения, на основании законодательства или на иных основаниях, существующие в настоящее время или возникающие в последующем, включая, без ограничений, основную сумму, проценты, сборы, пени за просроченные платежи и связанные издержки.

1.5.
“M&A Event” means, with respect to the Borrower or the Russian Subsidiary, any (i) merger or consolidation into or with another company (ii) sale, transfer, exclusive license or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Borrower or the Russian Subsidiary or (iii) sale by the stockholders of the Borrower or the Russian Subsidiary of 50% or more of the issued and outstanding shares of its capital stock, in each case of (ii) and (iii) in one or more related transactions.

“Слияние и поглощение” означает, в отношении Заемщика или Российской дочерней компании (i) слияние или консолидацию с другой компанией, (ii) продажу, передачу, исключительное лицензирование или дачу в аренду (за исключением передачи или дачи в аренду на основании залога или ипотеки в пользу добросовестного кредитора) всех или практически всех активов Заемщика или Российской дочерней компании, либо (iii) продажу акционерами Заемщика или Российской дочерней компании 50% или более от выпущенного и находящегося в обращении капитала, в случаях, предусмотренных пп. (ii) и (iii) – в ходе одной сделки или ряда связанных сделок.

1.6.	“Minpromtorg” means the Ministry of Trade and Industry of the Russian Federation.	“Минпромторг” означает Министерство торговли и промышленности Российской Федерации.
1.7.	“Preferred Stock” means shares of Series A Preferred Stock, par value $0.001 per share, of the Borrower.	“Привилегированные акции” означает Привилегированные акции серии А Заемщика, каждая номинальной стоимостью 0,001 доллара США.
1.8.
“Qualified Financing” means the Borrower’s issuance of equity securities in a transaction or series of transactions resulting in aggregate gross cash proceeds to the Borrower of at least $9,000,000 (excluding any proceeds from conversion of any notes or bridge loans extended by the Lender to the Borrower or any capital stock of the Borrower purchased by the Lender) in which the rights, powers and preferences (including relative liquidation, dividend, voting, conversion, redemption and other special rights) of any issued stock are not, in the aggregate, materially worse than the rights attached to the Preferred Stock.

“Квалифицированное финансирование” означает выпуск Заемщиком в ходе одной сделки или ряда связанных сделок акционерных ценных бумаг, обеспечивающих валовый суммарный доход в размере не менее 9 000 000 долларов США (не включая доходы от конвертации векселей или промежуточных ссуд, предоставленных Заимодавцем Заемщику, а также минус капитал Заемщика, приобретенный Заимодавцем), по которым права, полномочия и привилегии (включая право на участие в ликвидационных излишках, право на получение дивидендов, право на голосование, право на конвертацию, право на погашение и прочие специальные права) выпускаемых привилегированных акций в совокупности не являются менее широкими в существенном отношении, чем права по Привилегированным акциям.

1.9.	“Russian Subsidiary” means the Borrower’s wholly owned subsidiary Limited Liability Company “Panacela Labs”, a limited liability company formed under the laws of the Russian Federation.	“Российская дочерняя компания”означает общество с ограниченной ответственностью «Панацела Лабс», 100% дочернее общество Заемщика, учрежденное в соответствии с законодательством Российской Федерации.
2.	THE LOAN	ЗАЙМ
2.1.
Terms of Loan. The Lender agrees to make the Loan to Borrower on the terms and conditions hereinafter set forth. The Loan shall be deemed duly made on the Effective Date and shall be provided to the bank account of the Borrower specified in Schedule I hereto. The Loan shall bear interest at a rate of 16.3% per annum. Interest shall accrue starting the Effective Date until the date of actual repayment or conversion (inclusive) based on the actual number of calendar days in the month and the year. Unless converted or prepaid as set forth below, or accelerated in accordance with clause 8 below, all unpaid principal and accrued and unpaid interest on the Loan shall be due and payable 730 days after the Effective Date (the “Maturity Date”). Interest shall be compounded and payable in kind by capitalizing such interest and adding it to the aggregate principal amount of this Loan quarterly on each March 31, June 30, September 30 and December 31 (each an “Interest Date”). For the avoidance of doubt, if an Event of Default (as defined below) shall occur, interest shall continue to accrue and capitalize at the rate specified herein until the date of payment or conversion of the full principal amount and all accrued and unpaid interest hereof. The date of actual repayment shall be the date when all unpaid principal and accrued and unpaid interest on the Loan are debited from the Borrower’s bank account.

Срок Займа. Заимодавец согласен предоставить Займ Заемщику на условиях, приведенных ниже. Займ считается предоставленным в Дату вступления в силу и перечисляется на банковский счет Заемщика, указанный в Приложении I к настоящему Договору. По Займу начисляется процент по ставке 16,3% годовых. Процент начисляется с Даты вступления в силу до даты фактического погашения или конвертации (включительно) на основании фактического числа календарных дней в месяце и в году. Если Займ не конвертирован и не погашен досрочно, как указано ниже, либо сроки погашения не сокращены согласно положениям ст. 8, непогашенная основная сумма и начисленные, но еще не уплаченные проценты по настоящему Займу подлежат уплате через 730 дней от Даты вступления в силу ("Дата погашения"). Проценты капитализируются и уплачиваются в натуральной форме посредством капитализации таких процентов и прибавления их к основной сумме настоящего Займа ежеквартально каждого 31 марта, 30 июня, 30 сентября и 31 декабря (каждая такая дата является "Датой процентов"). Во избежание разночтений, в случае наступления События неисполнения (как определено ниже) процент начисляется и капитализируется по ставке, предусмотренной настоящим Договором, до даты погашения или конвертации основной суммы и начисленных, но еще не уплаченных процентов по настоящему Займу в полном объеме. Дата фактического погашения является датой, в которую непогашенная основная сумма и начисленные, но еще не погашенные проценты по Займу списываются с банковского счета Заемщика.

2.2.
Treatment of Loan. Each of this Agreement, any other loan, promissory note or evidence of indebtedness issued by the Borrower to the Lender pursuant hereto or subsequently issued in replacement thereof shall rank pari passu with such other instruments issued by the Borrower to the Lender as to the payment of principal and interest. Further, this Loan and any loan subsequently issued in replacement hereof shall rank senior as to the payment of principal and interest with all present and future indebtedness of the Borrower, other than to trade payables incurred in the ordinary course of business of the Borrower.

Старшинство Займа. Настоящий Договор и все прочие займы, векселя или подтверждения задолженности, вручаемые Заемщиком Заимодавцу или в последующем выпускаемые в обмен на вышеуказанное, рассматриваются на равных основаниях с прочими инструментами, предоставленными Заемщиком в пользу Заимодавца, в отношении сроков и порядка уплаты основной суммы и процентов. Кроме того, настоящий Займ и все займы, выпускаемые в последующем в обмен на него, рассматриваются в старшинстве в отношении уплаты основной суммы и процентов перед нынешней и будущей задолженностью Заемщика, за исключением коммерческой кредиторской задолженности, возникшей в обычном порядке ведения деятельности Заемщиком.

2.3.
Prepayment of Loan. Outstanding principal of and accrued but unpaid interest on this Loan may be prepaid, in whole or in part, by the Borrower without premium or penalty, upon ten (10) Business Days’ prior written notice to the Lender; provided that if the entire outstanding principal balance is prepaid, such prepayment shall be accompanied by accrued interest on the entire principal balance calculated to the date of such prepayment. Payments shall be applied first to any unpaid collection costs, late charges, and then to accrued and unpaid interest, and any then remaining amounts to principal; and provided further that in the event the Lender has issued a Conversion Notice pursuant to Section 3.2 hereof, the Borrower shall no longer be entitled to prepay the Loan or any amounts due hereunder.

Досрочное погашение Займа. Непогашенная основная сумма и начисленные, но еще не уплаченные проценты по настоящему Займу могут быть погашены досрочно в целом или в части Заемщиком без необходимости уплаты каких-либо надбавок или пеней посредством направления Заимодавцу письменного уведомления в срок не менее десяти (10) рабочих дней до даты досрочного погашения; при условии, что если досрочно погашается весь остаток основной суммы, такое досрочное погашение сопровождается уплатой процентов по всему остатку основной суммы, рассчитанных до даты такого досрочного погашения. Платежи сначала используются для оплаты расходов на взыскание, пеней за просроченные платежи, а затем в счет начисленных, но еще не уплаченных процентов, и лишь затем – в счет погашения основной суммы; а также при условии, что в том случае, если Заимодавец направил Уведомление о конвертации согласно ст. 3.2 настоящего Договора, Заемщик не имеет права досрочно погашать Займ или какие-либо суммы, причитающиеся по нему.

3.	CONVERSION OF THE LOAN	КОНВЕРТАЦИЯ ЗАЙМА
3.1.
Conversion.
(a) Optional Conversion.
(1) At any time while any amounts remain outstanding under this Agreement, the Lender may, at its option, elect to convert all outstanding principal under the Loan and all accrued and unpaid interest thereon into shares of Preferred Stock at the price of $1,057.00 per share, which is the “Series A Original Issue Price” as defined in, and set forth in, the Certificate of Incorporation of the Borrower (the “Optional Conversion Price”). For the avoidance of doubt, the Lender may exercise the conversion right pursuant to this Section 3.1(a) at any time until repayment of all outstanding amounts (principal and interest) under the Loan in full, including, without limitation, when the Borrower has provided a notice of prepayment pursuant to Section 2.3 hereof.

Конвертация

(а) Конвертация по решению держателя.
(1) В любое время, пока не погашены какие-либо суммы по настоящему Договору, Заимодавец может по собственному выбору конвертировать непогашенную основную сумму по настоящему Займу и все начисленные, но еще не уплаченные проценты по нему в Привилегированные акции по цене в 1 057,00 долларов США за акцию, представляющей собой "Первоначальную цену выпуска акций серии А" в понимании Учредительного договора Заемщика ("Цена добровольной конвертации"). Во избежание разночтений, Заимодавец может исполнить право на конвертацию согласно настоящей ст. 3.1(а) в любое время до момента погашения всех причитающихся сумм (основной суммы и процентов) по настоящему Займу в полном объеме, включая, без ограничений, случаи, когда Заемщик направляет уведомление о досрочном погашении согласно ст. 2.3 настоящего Договора.

(2) If the Borrower completes an M&A Event, the Lender may, immediately prior to the completion of such M&A Event, convert the outstanding principal of and accrued but unpaid interest on the Loan into Preferred Stock at a conversion price (such price, the “M&A Event Conversion Price”) equal to the lower of the following: (x) the Optional Conversion Price per share; or (y) the purchase price per share of Preferred Stock paid, payable or otherwise provided to the holders thereof as a result of such M&A Event; in each case of (x) and (y) multiplied by 0.75 (the “Discount”). Notwithstanding the foregoing, for purposes of clause (y) above, if the consideration paid or payable for the Preferred Stock in the M&A Event consists of property other than cash, such value shall be computed at the fair market value thereof at the time of such M&A Event, as determined in good faith by the Board of Directors of the Borrower, including the vote of the directors appointed by the Lender. The Borrower covenants and agrees to notify the Lender in writing at least 20 Business Days prior to the completion of such M&A Event, which notice shall specify (i) the intended closing date of such M&A Event and conversion date and (ii) the purchase price or value of a share of Preferred Stock, to allow the Lender to calculate the M&A Event Conversion Price in accordance with this subsection (the “M&A Event Notice”).

(2) Если Заемщик осуществляет Слияние или поглощение, Заимодавец может непосредственно перед осуществлением такого Слияния или поглощения конвертировать непогашенную основную сумму и начисленные, но еще не уплаченные проценты по настоящему Займу в Привилегированные акции по цене конвертации (такая цена именуется "Ценой конвертации в связи со слиянием или поглощением"), равной меньшему из следующих значений: (x) Цена добровольной конвертации за акцию, либо (у) цена покупки Привилегированных акций, уплаченная, подлежащая уплате или в ином порядке предоставленная держателям Привилегированных акций в результате такого Слияния или поглощения; в каждом случае умноженное на 0,75 ("Скидка"). Невзирая на вышеуказанное, для целей п. (у), если вознаграждение, уплаченное или подлежащее уплате за Привилегированные акции в ходе Слияния или поглощения, представлено неденежным имуществом, размеры такого вознаграждения определяются по справедливой рыночной стоимости на время Слияния или поглощения, определенной добросовестно Советом директоров Заемщика, в том числе, директорами, назначенными Заимодавцем. Заемщик обязуется уведомлять Заимодавца в письменной форме в срок не менее 20 Рабочих дней до закрытия такого Слияния или поглощения, указывая в таком уведомлении (i) намеченную дату закрытия Слияния или поглощения и дату конвертации, и (ii) цену покупки или стоимость Привилегированной акции, с тем, чтобы Заимодавец мог рассчитать Цену конвертации в связи со слиянием или поглощением в соответствии с положениями настоящего пункта ("Уведомление о слиянии или поглощении").

(3) If any time after the date that is eighteen (18) months after the Effective Date the Borrower completes a Qualified Financing, the Lender may, immediately prior to the completion of such Qualified Financing, convert the outstanding principal of and accrued but unpaid interest under this Agreement into shares of the same class and series of the Borrower’s capital stock that are issued by the Borrower in the Qualified Financing (the “Qualified Financing Securities”) at a conversion price equal to the lowest of the following: (x) the Optional Conversion Price per share; (y) the purchase price per share of the Qualified Financing Securities; and (z) in the event the Qualified Financing is effected in a series of transactions with different classes or series of capital stock and/or at varying valuations of the Borrower’s capital stock, the lowest purchase price per share of Qualified Financing Securities paid by an investor in a Qualified Financing; such price in the case of each of clauses (x), (y) and (z) above subject to the Discount; such price, the “Qualified Financing Conversion Price” and collectively with the Optional Conversion Price and the M&A Event Conversion Price, the “Conversion Price”). If a Qualified Financing is effected in more than one class or series of Qualified Financing Securities, Lender shall have the right to elect such class or series of Qualified Financing Securities into which the outstanding principal of and interest on the Loan convert. The Borrower covenants and agrees to notify the Lender in writing at least 20 Business Days prior to the completion of any Qualified Financing, which notice shall include (i) the intended closing date of such Qualified Financing and conversion date and (ii) all material terms and conditions of the Qualified Financing Securities in the form of a term sheet, or, if available, including drafts of all major financing documents (the “Qualified Financing Notice” and together with the M&A Event Notice, the “Conversion Event Notice”).

(3) Если в любое время после даты, приходящейся на конец восемнадцатого (18) месяца от Даты вступления в силу, Заемщик закрывает Квалифицированное финансирование, Заимодавец может непосредственно перед закрытием Квалифицированного финансирования конвертировать непогашенную основную сумму и начисленные, но еще не уплаченные проценты по настоящему Договору в акции того же класса и серии в капитале Заемщика, которые выпущены Заемщиком в ходе Квалифицированного финансирования ("Ценные бумаги по Квалифицированному финансированию") по цене конвертации, равной меньшему из следующих значений: (х) Цена добровольной конвертации за акцию; либо (у) цена покупки за Ценную бумагу по Квалифицированному финансированию; и (z) в случае осуществления Квалифицированного финансирования в форме ряда сделок с различными классами или сериями акций и/или с использованием различной стоимости акций Заемщика, – наименьшая цена покупки за Ценную бумагу по Квалифицированному финансированию, уплаченная инвестором в рамках Квалифицированного финансирования; в каждом случае такая цена, предусмотренная пп. (х), (у) и (z) выше, умножается на Скидку; такая цена, именуемая "Ценой конвертации в связи с Квалифицированным финансированием", в совокупности с Ценой добровольной конвертации и Ценой конвертации в связи со Слиянием или поглощением представляет собой "Цену конвертации"). Если Квалифицированное финансирование осуществляется с использованием более одного класса или серии Ценных бумаг по квалифицированному финансированию, Заимодавец имеет право выбрать класс и серию Ценных бумаг по квалифицированному финансированию, в которые конвертируется основная сумма и проценты по настоящему Займу. Заемщик обязуется уведомлять Заимодавца в письменной форме в срок не менее 20 Рабочих дней до закрытия Квалифицированного финансирования, указывая в таком уведомлении (i) намеченную дату закрытия Квалифицированного финансирования и дату конвертации, и (ii) все существенные условия Ценных бумаг по квалифицированному финансированию в форме основных условий финансирования, либо, при возможности, в форме проектов основных документов по финансированию ("Уведомление о квалифицированном финансировании", и совместно с Уведомлением о слиянии и поглощении – "Уведомление о событии конвертации").

(b) Mandatory Conversion. If the Borrower completes a Qualified Financing on or before the date that is eighteen (18) months after the Effective Date, the outstanding principal of and accrued but unpaid interest on the Loan shall be automatically converted into Qualified Financing Securities at the Qualified Financing Conversion Price, provided, however, that the Borrower shall have timely issued the Qualified Financing Notice as provided in Section 3.1(a)(3) above. Notwithstanding the foregoing or any provision of Section 3.1(a)(2) hereof, if a Qualified Financing is effected in more than one class or series of Qualified Financing Securities, Lender shall have the right to elect such class or series of Qualified Financing Securities into which the outstanding principal of and interest on the Loan convert.

(b) Принудительная конвертация. Если Заемщик закрывает Квалифицированное финансирование в течение восемнадцати (18) месяцев от Даты вступления в силу, непогашенная основная сумма и начисленные, но еще не уплаченные проценты по Займу автоматически конвертируются в Ценные бумаги по квалифицированному финансированию по Цене конвертации в связи с Квалифицированным финансированием, при условии, однако, что Заемщик направляет Уведомление о квалифицированном финансировании в соответствии с положениями ст. 3.1(а)(3) выше. Невзирая на вышеуказанное и на положения ст. 3.1(а)(2) настоящего Договора, если Квалифицированное финансирование осуществляется с участием более одного класса или серии Ценных бумаг по Квалифицированному финансированию, Заимодавец получает право выбрать класс или серию Ценных бумаг по Квалифицированному финансированию, в которые конвертируются непогашенная основная сумма и начисленные, но еще не уплаченные проценты по настоящему Займу.

3.2.
Conversion Notice. The Lender shall deliver prior written notice (the “Conversion Notice”) to the Borrower of its irrevocable (except as provided in this Section 3.2) election to convert the Loan to Preferred Stock or the specified Qualified Financing Securities, as applicable, pursuant to Section 3.1 at least five (5) days prior to the earlier of the intended conversion date specified in the applicable Conversion Event Notice, (such date, as applicable, a “Conversion Date”). After receipt of the Conversion Notice and until the Conversion Date, the Borrower shall be obligated to promptly notify the Lender in writing of any material adverse change in the Borrower’s business or operations, any material change to the terms and conditions or drafts, as applicable, set forth in the relevant Conversion Event Notice and or any other material fact or circumstance the Borrower determines, in good faith, would have been necessary or appropriate in order for the Lender to make an informed decision related to an optional conversion of the Loan pursuant to Section 3.1(a) or the selection of the relevant Qualified Financing Securities into which to convert pursuant to Section 3.1(b). Upon receipt of any such written notice from the Borrower, the Lender shall be entitled to revoke its election to convert the Loan pursuant to Section 3.1(a) or (b), as applicable. Further, after the receipt of the Conversion Notice, including, for the avoidance of doubt, in the event of a mandatory conversion pursuant to Section 3.2(b) hereof; the Lender and the Borrower shall cooperate to perform such acts and execute all such supplemental loan agreements and other documents as may be reasonably requested by the Lender to process such conversion in accordance with Russian law, regulations and practices (the “Russian Required Documents”).

Уведомление о конвертации. Заимодавец вручает предварительное письменное уведомление ("Уведомление о конвертации") Заемщику о безотзывном (за исключением случаев, предусмотренных настоящей ст. 3.2) намерении конвертировать Займ в Привилегированные акции или указанные Ценные бумаги по Квалифицированному финансированию, по обстоятельствам, согласно положениям ст. 3.1, в срок не менее пяти (5) дней до даты намеченной конвертации, указанной в соответствующем Уведомление о событии конвертации (такая дата именуется "Датой конвертации"). После получения Уведомления о конвертации и до Даты конвертации Заемщик обязан в кратчайшие сроки уведомить заимодавца в письменной форме обо всех существенных негативных изменениях в деятельности или операциях Заемщика, о существенных изменениях в условиях и положениях проектов документов, указанных в соответствующем Уведомлении о событии конвертации, а также обо всех прочих существенных фактах или обстоятельствах, которые, по добросовестному мнению Заемщика, необходимы или желательны для принятия Заимодавцем обоснованного решения в отношении добровольной конвертации Займа согласно ст. 3.1(а) или выбора соответствующих Ценных бумаг по Квалифицированному финансированию, в которые Займ конвертируется согласно ст. 3.1(b). После получения такого письменного уведомления со стороны Заемщика Заимодавец получает право аннулировать решение о конвертации Займа согласно ст.ст. 3.1(а) или (b), соответственно. Кроме того, после получения Уведомления о конвертации, в том числе, во избежание разночтений, в случае принудительной конвертации согласно положениям ст. 3.2(b) выше, Заимодавец и Заемщик обязуются совместно осуществлять все действия и подписывать все дополнительные договоры займа и прочие документы, которые могут разумно потребоваться Заимодавцу для осуществления конвертации в соответствии с законодательством, нормами и практиками Российской Федерации ("Необходимая российская документация").

3.3.
Effect of Conversion. The Borrower shall not issue fractional interests in Preferred Stock but shall pay the dollar equivalent of any fractional Preferred Stock otherwise issuable upon conversion of this Loan as determined in good faith by the Borrower’s Board of Directors consistent with Section 3.1(a) or (b), as applicable. Upon conversion of the Loan pursuant to Section 3.1(b) hereof, the applicable amount of outstanding principal and accrued but unpaid interest of the Loan shall be converted without any further action by the Lender other than with respect to the Russian Required Documents and, other than the election of the Qualified Financing Securities, if applicable, and upon such conversion all principal and interest payable hereunder shall be deemed paid in full; provided, however, that if the Lender does not make any election relating to the Qualified Financing Securities in the Conversion Notice, the Borrower can select such Qualified Financing Security. The Borrower shall issue and deliver to the Lender a certificate or certificates for the securities to which the Lender shall be entitled and a check payable to the Lender in the amount of any cash amounts payable as the result of a conversion into fractional Preferred Stock. The person or persons entitled to receive securities issuable upon such conversion shall be treated for all purposes as the record holder or holders of such securities on the Conversion Date

Порядок осуществления конвертации. Заемщик не выпускает дробные доли Привилегированных акций, но выплачивает в долларах США эквивалент дробных Привилегированных акций, которые в противном случае выпускались бы по настоящему Займу; такой эквивалент определяется добросовестно Советом директоров Заемщика в соответствии с положениями ст.ст. 3.1(а) или (b), по обстоятельствам. После конвертации настоящего Займа согласно ст. 3.1(b), соответствующая непогашенная основная сумма и начисленные, но еще не уплаченные проценты по Займу конвертируются без необходимости осуществления Заимодавцем каких-либо действий, кроме действий в отношении Необходимой российской документации и выбора Ценных бумаг по Квалифицированному финансированию, при необходимости; после такой конвертации вся основная сумма и все проценты по настоящему Займу считаются уплаченными в полном объеме; при условии, однако, что если Заимодавец не выбирает Ценные бумаги по Квалифицированному финансированию в Уведомлении о конвертации, Заемщик может выбрать такие Ценные бумаги по Квалифицированному финансированию. Заемщик обязуется выпустить и вручить Заимодавцу сертификат или сертификаты на ценные бумаги, на получение которых Заимодавец имеет право, а также чек, уплачиваемый на имя Заимодавца, на сумму, равную результату конвертации в дробные Привилегированные акции. Лицо или лица, имеющие право на получение ценных бумаг, выпускаемых в случае конвертации, рассматриваются для всех целей в качестве зарегистрированных держателей таких ценных бумаг начиная с Даты конвертации.

3.4.
Conversion Price Adjustments.
(a) Adjustment of Optional Conversion Price. In the event that the conversion price of the Series A Preferred Stock under the Borrower’s Certificate of Incorporation is adjusted in accordance with the terms thereof, the Optional Conversion Price shall be adjusted accordingly to match the same.
(b) Adjustments for Splits and Subdivisions. In the event that the Borrower shall at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Preferred Stock or the determination of stockholders of the Borrower entitled to receive a distribution payable in additional shares of Preferred Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Preferred Stock, then, as of such record date (or the date of such dividend distribution, split or subdivision if not record date is fixed), the Conversion Price of the Loan shall be appropriately decreased so that the number of shares of Preferred Stock issuable upon conversion of the Loan shall be increased in proportion to such increase of outstanding shares of Preferred Stock. Notwithstanding the foregoing, no such adjustment shall be made if the split or subdivision results in an adjustment to the conversion price of the Preferred Stock under the Borrower’s Certificate of Incorporation.

Корректировка цены конвертации
(а) Корректировка цены конвертации в случае конвертации по решению держателя. Если цена конвертации Привилегированных акций серии А по Учредительному договору Заемщика корректируется в соответствии с его положениями, Цена добровольной конвертации корректируется соответствующим образом.
(b) Корректировки в связи с дроблением и разделением. Если Заемщик в любое время после даты выпуска настоящего Займа устанавливает дату закрытия реестра для целей осуществления дробления или разделения находящихся в обращении Привилегированных акций или определения акционеров Заемщика, имеющих право на получение распределения, уплачиваемого по дополнительным Привилегированным акциям либо прочим ценным бумагам или правам, конвертируемым в дополнительные Привилегированные акции либо дающим держателям право на получение напрямую или косвенно дополнительных Привилегированных акций, тогда, начиная с такой даты закрытия реестра (или даты распределения дивидендов, осуществления дробления или разделения, если дата закрытия реестра не установлена) Цена конвертации настоящего Займа снижается соответствующим образом, с тем чтобы число Привилегированных акций, выпускаемых после конвертации настоящего Займа, было увеличено пропорционально увеличению числа находящихся в обращении Привилегированных акций. Невзирая на вышеуказанное, такие корректировки не осуществляются в том случае, если дробление или разделение приводят к корректировке конвертационной цены Привилегированных акций в соответствии с Учредительным договором Заемщика.

(c) Adjustments for Reverse Splits. If the number of shares of Preferred Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Preferred Stock, then, following the record date of such combination, the Conversion Price for the Loan shall be appropriately increased so that the number of shares of Preferred Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares of Preferred Stock. Notwithstanding the foregoing, no such adjustment shall be made if the split or subdivision results in an adjustment to the conversion price of the Preferred Stock under the Borrower’s Certificate of Incorporation

(с) Корректировки в связи с консолидацией. Если число Привилегированных акций, находящихся в обращении в любое время после даты настоящего Договора, уменьшается посредством объединения находящихся в обращении Привилегированных акций, тогда, после даты закрытия реестра для целей такой консолидации Цена конвертации по настоящему Займу соответствующим образом увеличивается, с тем чтобы число Привилегированных акций, выпускаемых в случае конвертации настоящего Займа, было уменьшено пропорционально уменьшению числа находящихся в обращении Привилегированных акций. Невзирая на вышеуказанное, такие корректировки не осуществляются в том случае, если дробление или разделение приводят к корректировке конвертационной цены Привилегированных акций в соответствии с Учредительным договором Заемщика

4.	CONDITIONS PRECEDENT The Lender’s obligations hereunder are conditioned upon the satisfaction of each of the conditions specified in Section 5.1 of the Master Agreement.	ПРЕДВАРИТЕЛЬНЫЕ УСЛОВИЯ Обязательства Заимодавца по настоящему Договору вступают в силу при удовлетворении каждого из условий, приведенных в ст. 5.1 Генерального соглашения.
5.
REPRESENTATIONS AND WARRANTIES
Borrower represents and warrants as of the date hereof and, unless otherwise indicated, at all times hereafter until the Liabilities are fully paid and performed, as follows:

ЗАВЕРЕНИЯ И ГАРАНТИИ Заемщик заверяет и гарантирует на дату настоящего Договора и, если не указано обратное, в любое время до уплаты и исполнения Ответственности в полном объеме, следующее:
5.1.
Organization, Powers. Borrower (i) is a corporation, duly organized, validly existing and in good standing under the laws of Delaware, and is authorized to do business in each other jurisdiction wherein its ownership of property or conduct of business legally requires such authorization; (ii) has the power and authority to own its properties and assets and to carry on its business as now being conducted and as now contemplated; and (iii) has the power and authority to execute, deliver and perform all of its obligations under this Agreement.

Организационно-правовой статус; полномочия. Заемщик (i) представляет собой корпорацию, учрежденную надлежащим образом, ведущую деятельность на законных основаниях и имеющую надлежащий правовой статус в соответствии с законодательством штата Дэлавер, и уполномочен вести хозяйственную деятельность во всех юрисдикциях, где владение имуществом или ведение хозяйственной деятельности требуются получения такого разрешения; (ii) имеет все права и полномочия на владение имуществом и активами и на ведение хозяйственной деятельности в ее нынешней и в запланированной форме; и (iii) имеет права и полномочия на подписание, вручение настоящего Договора и исполнение всех его обязательств по настоящему Договору.

5.2.
Valid Execution.  The execution, delivery and performance of this Agreement by the Borrower has been duly executed and delivered by Borrower.  Execution, delivery and performance of this Agreement will not: (i) violate any of its organizational documents, provision of law, order of any court, agency or instrumentality of government, or any provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties is bound; (ii) result in the creation or imposition of any lien, charge or encumbrance of any nature, other than the liens created by this Agreement; and (iii) require any authorization, consent, approval, license, exemption of, or filing or registration with, any court or governmental authority.

Надлежащее подписание.  Подписание, вручение и исполнение настоящего Договора Заемщиком были надлежащим образом осуществлены Заемщиком. Подписание, вручение и исполнение настоящего Договора: (i) не приводят к нарушению уставных документов, положений законодательства, судебных приказов, решений правительственных агентств или ведомств, а также положений договоров, соглашений или прочих инструментов, стороной которых он является или которыми связано его имущество; (ii) не приводят к введению обеспечения, залога или обременения любого рода, за исключением обеспечений, вводимых в связи с настоящим Договором; и (iii) не требуют получения разрешения, согласия, одобрения, лицензии, санкции со стороны суда или государственного органа, а равно не требует подачи каких-либо документов или регистрации.

5.3.
Obligations of Borrower.  This Agreement constitutes a legal, valid and binding obligations of Borrower, enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws or equitable principles relating to or affecting the enforcement of creditors' rights generally.

Обязательства Заемщика.  Настоящий Договор представляет собой законное, действительное и юридически обязывающее обязательство Заемщика, подлежащее принудительному исполнению в отношении него в соответствии с его условиями, за исключением ограничений, предусмотренных законодательством о банкротстве, неплатежеспособности, реорганизации или прочим законодательством или принципами справедливости, связанными с принудительным исполнением прав кредиторов в целом.

5.4.
Litigation; Compliance with Laws.  There is no action, suit, or proceeding at law or in equity or by or before any governmental authority, agency or other instrumentality now pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any of its properties or rights which, if adversely determined, would materially impair or affect:  (i) Borrower's right to carry on its business substantially as now conducted (and as now contemplated); (ii) its financial condition; or (iii) its capacity to consummate and perform its obligations under this Agreement. Borrower is in compliance with all laws, ordinances, rules, regulations and requirements which affect Borrower, its assets or the operation of its business, and is not in violation of or in default with respect to any order, writ, injunction, decree or demand of any court or governmental authority.

Судебные разбирательства; соблюдение Законодательства.  Не имеется исков, судебных разбирательств или процессов согласно законодательству или праву справедливости в государственных органах, агентствах или ведомствах, рассматриваемых в настоящее время или, насколько известно Заемщику, запланированных в отношении Заемщика, его имущества или прав, которые, в случае принятия отрицательного решения: (i) существенно ущемят право Заемщика на ведение хозяйственной деятельности в ее нынешней форме (и в запланированной форме); (ii) существенно повлияют на его финансовое состояние; либо (iii) существенно ущемят его возможности на взятие и исполнение его обязательств по настоящему Договору. Заемщик соблюдает все законодательные акты, указы, нормы, положения и требования, применяемые в отношении Заемщика, его активов или его хозяйственной деятельности, и не нарушает приказы, постановления, запреты, определения или требования суда или государственного органа.

5.5.
Payment of Taxes.  Borrower has filed or caused to be filed all federal, state and local tax returns which are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes or assessments have become due, except such that are contested in good faith by Borrower by appropriate proceedings and for which adequate reserves have been established.  Borrower is not aware of any material unasserted claims for prior taxes against it for which adequate reserves satisfactory to the Lender have not been established.

Уплата налогов. Заемщик направил или обеспечил направление всех налоговых деклараций федерального уровня, уровня штата и локального уровня, необходимых к подаче, а также уплатил или обеспечил уплату всех налогов, указанных в таких декларациях или решениях налоговых органов, полученных им, в установленные сроки уплаты таких налогов и сборов, за исключением случаев, когда такие налоги и сборы добросовестно опротестуются Заемщиком в рамках предусмотренной процедуры, при том, что в отношении таких сумм сформированы необходимые резервы. Заемщику не известно о существенных неурегулированных требованиях по предыдущим налогам в отношении него, по которым не были сформированы резервы, удовлетворяющие Заимодавца.

5.6.
No Defaults.  Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained herein or in any material agreement or instrument to which it is a party or by which it or any of its properties is bound.

Отсутствие нарушений и неисполнения.  Заемщик не нарушает обязательства или условия, приведенные в настоящем Договоре или существенных договорах или инструментах, стороной которых он является или которыми связано его имущество.

6.	COVENANTS	ОБЯЗАТЕЛЬСТВА
6.1.
Reservation of Preferred Stock. Borrower covenants that during the period the Loan is outstanding, the Borrower shall reserve from its authorized and unissued equity capital a sufficient number of shares of Preferred Stock to provide for the conversion in full of the Loan.  The Borrower agrees that its issuance of the Loan shall constitute full authority to its officers who are charged with the duty of executing certificates to execute and issue the necessary certificates for shares of Preferred Stock upon the conversion of the Loan.

Резервирование Привилегированных акций.  Заемщик обязуется в течение срока настоящего Займа резервировать из числа разрешенного к выпуску, но еще не выпущенного капитала достаточное число Привилегированных акций для целей обеспечения конвертации настоящего Займа в полном объеме. Заемщик согласен, что выпуск настоящего Займа дает все полномочия его руководителям, отвечающим за подписание сертификатов, на подписание и вручение всех необходимых сертификатов на Привилегированные акции после конвертации настоящего Займа.

6.2.
Mergers, Restructure.  Borrower shall not merge into, consolidate with or into, or sell, assign, lease or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (now owned or hereafter acquired) to any person or entity, without the prior written consent of the Lender.  Borrower shall not sell, issue, or agree to sell or issue, any shares (voting, non-voting, preferred or common) of any class of Borrower, or purchase such shares except under such circumstances as will, in the opinion of the Lender, not result in a material adverse change in the financial or business condition of Borrower.

Слияния и реструктуризация.  Заемщик обязуется не проводить слияние и консолидацию, не продавать, не уступать, не сдавать в аренду и в ином порядке не отчуждать (в ходе одной сделки или ряда связанных сделок) все или практически все свои активы (принадлежащие ему в настоящее время или приобретаемые в последующем) в пользу какого-либо физического или юридического лица без предварительного письменного согласия Заимодавца. Заемщик обязуется не продавать, не выпускать, не соглашаться продавать или выпускать какие-либо акции (голосующие, неголосующие, привилегированные или обыкновенные) любого класса в капитале Заемщика, и не покупать такие акции, за исключением обстоятельств, в которых такие действия, по мнению Заимодавца, не приведут к существенно негативным изменениям финансового или делового состояния Заемщика.

6.3.
Maintenance of Business. Borrower shall: (i) continue to remain in and operate substantially the same line of business presently engaged in by it; (ii) not suspend transaction of its usual business; (iii) conduct its business in an orderly, efficient and customary manner; (iv) comply with all laws, ordinances, rules, regulations and requirements and shall maintain its business, properties and assets necessary to conduct its business in compliance with all applicable governmental laws, ordinances, approvals, rules, regulations and requirements, including without limitation, zoning, sanitary, pollution, building, environmental and safety laws and ordinances, and the rules and regulations promulgated thereunder; and (v) not remove, demolish, materially alter, discontinue the use of, sell, transfer, assign, hypothecate, pledge or otherwise dispose of any part of its properties and assets necessary for the continuance of its business, as presently conducted and as presently contemplated, other than in the normal course of its business.

Непрекращение хозяйственной деятельности.  Заемщик обязуется: (i) продолжать вести ту же деятельность, которую он ведет в настоящее время; (ii) не приостанавливать ведение своей обычной деятельности; (iii) вести деятельность надлежащим, эффективным образом в соответствии с обычаями торгового оборота; (iv) соблюдать все законодательные акты, указы, нормы, положения и требования и сохранять бизнес, имущество и активы, необходимые для ведения деятельности в соответствии с применимыми законодательными актами, указами, одобрениями, нормами, положениями и требованиями, включая, без ограничений, нормы зонирования земель, санитарные нормы, нормы, регулирующее загрязнение, строительные нормы, экологические нормы и нормы по обеспечению производственной безопасности, а также все связанные с ними законодательные акты, положения и постановления; и (v) не ликвидировать, не уничтожать, не изменять существенным образом, не прекращать использование, не продавать, не передавать, не уступать, не предоставлять в обеспечение или залог и в ином порядке не отчуждать какую-либо часть имущества или активов, необходимую для непрерывного ведения его деятельности в ее нынешней форме или в запланированной форме, за исключением осуществления таких действий в обычном порядке ведения деятельности.

6.4.
Books and Records.  Borrower shall keep and maintain complete and accurate books and records in accordance with generally accepted accounting principles consistently applied, reflecting all of the financial affairs of Borrower.  Borrower shall permit representatives of the Lender to examine and audit Borrower's (and, if applicable, its parent's and its subsidiaries') books and records, to inspect Borrower's facilities and properties, and to discuss Borrower's financial condition and the contents of Borrower's financial statements with Borrower's accountants.

Учетные книги и документация.  Заемщик обязуется вести полные и точные учетные книги и документацию в соответствии с общепринятыми принципами учета, применяемыми на последовательном основании, указывая в них всю финансовую информацию Заемщика. Заемщик обязан позволять представителям Заимодавца изучать и аудировать учетные книги и документацию Заемщика (и, по обстоятельствам, его головной компании и дочерних компаний), инспектировать площадки и объекты Заемщика, а также обсуждать финансовое состояние Заемщика и содержание финансовой отчетности Заемщика с бухгалтерами Заемщика.

6.5.
Taxes and Other Charges.  Borrower shall prepare and timely file all federal, state and local tax returns required to be filed by Borrower and promptly pay and discharge all taxes, assessments, water and sewer rents, and other governmental charges, imposed upon Borrower or on any of Borrower's property when due, but in no event after interest or penalties commence to accrue thereon or become a lien upon such property, except for those taxes, assessments, water and sewer rents, and other governmental charges then being contested in good faith by Borrower by appropriate proceedings and for which Borrower has established on its books or by deposit of cash with the Lender at the option of the Lender, a reserve for the payment thereof in such amount as the Lender may require, and so long as such contest:  (i) operates to prevent collection, stay any proceedings which may be instituted to enforce payment of such item, and prevent a sale of Borrower's property to pay such item; (ii) is maintained and prosecuted with due diligence; and (iii) shall not have been terminated or discontinued adversely to Borrower.  Borrower shall submit to the Lender, upon request, an affidavit signed by Borrower certifying that all federal, state and local income tax returns have been filed to date and all real property taxes, assessments and other governmental charges with respect to Borrower's properties have been paid to date.

Налоги и прочие сборы.  Заемщик обязуется подготавливать и подавать в установленные сроки налоговые декларации федерального уровня, уровня штата и локального уровня, обязательные к подаче Заемщиком, а равно обязуется в кратчайшие сроки уплачивать все налоги, сборы, плату за водопользование и канализацию, а также прочие государственные сборы, введенные в отношении Заемщика или его имущества, в установленные сроки, но в любом случае не позже даты, в которую начинается начисление процентов и пеней по таким платежам либо в которую вводится залог в отношении имущества, за исключение таких налогов, сборов, платы за водопользование и канализацию и прочих государственных сборов, которые добросовестно опротестуются Заемщиком в рамках соответствующих процедур, и в отношении которых Заемщик сформировал по отчетности либо посредством передачи средств Заимодавцу по решению Заимодавца необходимые резервы для уплаты таких сумм в соответствии с требованием Заимодавца, на протяжении периода, когда такое опротестование (i) препятствует взысканию таких сумм и проведению процедуры, которая может быть введена для целей принудительного взыскания таких средств, а также препятствует продаже имущества Заемщика для целей уплаты такой суммы; (ii) осуществляется с надлежащей осмотрительностью; и (iii) не прекращается негативным образом для Заемщика. Заемщик обязан направить Заимодавцу по запросу последнего аффидавит, подписанный Заемщиком, подтверждающий факт того, что все налоговые декларации федерального уровня, уровня штата и локального уровня были поданы в установленные сроки, и что все налоги на недвижимое имущество, пошлины и прочие государственные сборы в отношении имущества Заемщика были уплачены в установленные сроки

6.6.	Financial Covenants. Borrower shall comply with each of the following financial covenants:	Финансовые обязательства. Заемщик обязуется соблюдать следующие финансовые обязательства:
6.6.1.
Borrower shall not pledge, grant a security interest in, mortgage, assign, encumber or otherwise create a lien on any of its property (whether real or personal, tangible or intangible, and now owned or hereafter acquired) in favor of any person or entity other than the Lender, except for those liens, security interests and encumbrances existing on the date hereof and previously disclosed in writing to and approved by the Lender.

Заемщик обязуется не предоставлять в залог, не вводить обеспечений, закладов, обременений, а равно не вводить прочих обеспечительных прав в отношении его имущества (недвижимого или личного, материального или нематериального, имеющегося в его распоряжении в настоящее время или приобретаемого в последующем) в пользу какого-либо лица, кроме Заимодавца, за исключением обеспечений, обеспечительных прав и обременений, имеющихся на дату настоящего Договора, о которых Заимодавец был проинформирован в письменной форме и которые он утвердил.

6.6.2.
Borrower shall not make any loans or advances to any other person or entity, including without limitation, officers, directors, shareholders, principals, partners or affiliates of Borrower; provided, however, that Borrower may make loans or advances to the Russian Subsidiary.

Заемщик обязуется не предоставлять займы или авансы каким-либо физическим или юридическим лицам, включая, без ограничений, руководителей, директоров, акционеров, принципалов, партнеров или аффилированных лиц Заемщика; при условии, однако, что Заемщик может предоставлять займы или авансы Российской дочерней компании.

6.6.3.	Borrower shall not create, incur or assume any indebtedness for borrowed money other than existing indebtedness previously disclosed to and approved by the Lender.	Заемщик обязуется не брать на себя задолженность по заемным средства, за исключением имеющейся задолженности, о которой Заимодавец был проинформирован в письменной форме и которую он утвердил.
6.7.
No Impairment. The Borrower shall not, by amendment of its Certificate of Incorporation or Bylaws, or through a restructuring, conversion, reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or other equity interests or any other action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Agreement by the Borrower, and shall at all times use best efforts in carrying out of all the provisions of this Agreement and taking all such action as may be necessary or appropriate to protect Lender’s rights under this Agreement against any impairment.

Неущемление прав. Заемщик обязуется посредством внесения изменений в Учредительный договор или Устав, либо посредством реструктуризации, конвертации, реорганизации, передачи активов, консолидации, слияния, роспуска, выпуска или продажи ценных бумаг или прочих долей, либо посредством осуществления прочих действий, не аннулировать и не пытаться аннулировать какие-либо условия, подлежащие исполнению или соблюдению Заемщиком по настоящему Договору, а равно обязуется прилагать все усилия для исполнения всех положений настоящего Договора и осуществления всех действий, которые могут быть необходимы или желательны для целей защиты прав Заимодавца по настоящему Договору от ущемления.

7.	EVENTS OF DEFAULT AND REMEDIES	СОБЫТИЯ НЕИСПОЛНЕНИЯ И СРЕДСТВА ЗАЩИТЫ
7.1.
Each of the following shall constitute a default (each, an “Event of Default”) hereunder:

(a)  the Borrower shall default in the payment of the principal or accrued and unpaid interest on the Loan, when and as the same shall become due and payable;

Каждое из следующих событий представляет собой событие неисполнения ("Событие неисполнения") по настоящему Договору:
(а) Заемщик не уплачивает основную сумму или начисленные, но еще не уплаченные проценты по настоящему Займу в установленные сроки;

(b) if the Borrower shall voluntarily commence any case or proceeding, or consent to an order for relief in any involuntary proceeding, in bankruptcy or for dissolution, liquidation, winding-up, composition or other similar relief under state or federal bankruptcy laws or makes an assignment for the benefit of creditors;

(c) if bankruptcy or similar proceedings are involuntarily commenced against the Borrower by the Lender or any third party, and such proceedings are not dismissed or discharged within 60 calendar days; provided however, that such 60 calendar day period shall automatically expire upon the appointment or election of a receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for the Borrower or a substantial part of its property or assets; or

(d) the earlier of (i) the date that Minpromtorg announces in writing or makes otherwise publicly known its final decision (the “Minpromtorg Failure Notice”) that it will not enter into a binding agreement with the Russian Subsidiary for the research and development project entitled
"Transfer of foreign technology, development of immunotherapy based on viral vector containing genes of TLR receptor and its agonist for treatment of prostate cancer, and subsequent pre-clinical and clinical studies. Code "2.3 TL receptor 2013" and involving the development of the Borrower’s drug candidate Mobilan (the “Minpromtorg Contract”), and (ii) November 30, 2013, if the Minpromtorg Contract has not been executed by Minpromtorg with the Russian Subsidiary on or prior to such date.

(b) Заемщик добровольно начинает процедуру либо соглашается с приказом о предоставлении средства защиты в ходе принудительной процедуры банкротства или роспуска, ликвидации, прекращения деятельности, заключения мирового соглашения или в рамках иной аналогичной процедуры, предусмотренной федеральным законодательством о банкротстве или законодательством штата, либо Заемщик осуществляет уступку в пользу кредиторов;
(с) процедура банкротства или аналогичные процедуры инициируются в отношении Заемщика принудительно Заимодавцем или третьим лицом, и не прекращаются в течение 60 календарных дней; при условии, однако, что такой 60-дневный период автоматически прекращается в дату назначения или избрания конкурсного управляющего, доверительного управляющего, доверительного хранителя, распорядителя имуществом, ликвидатора, внешнего управляющего или иного аналогичного должностного лица в отношении Заемщика или существенной части его имущества или активов; либо
(d) в первую из следующих дат: (i) дата, в которую Минпромторг заявляет в письменной форме или в иной форме оповещает о своем окончательном решении ("Уведомление об отказе со стороны Минпромторга") отказаться от заключения с Российской дочерней компанией обязывающего соглашения по проекту по выполнению НИОКР «Трансфер зарубежных разработок иммунотерапевтического лекарственного средства на основе вирусного вектора, содержащего гены TL рецептора и его агониста, для лечения рака предстательной железы, и проведение его доклинических и клинических исследований» Шифр «2.3 ТЛ рецептор 2013», включающего разработку Заемщиком потенциального лекарственного средства "Мобилан" ("Контракт Минпромторг"), и (ii) 30 ноября 2013 г., если Контракт Минпромторг не подписан Минпромторгом с Российской дочерней компанией к такой дате.

8.
ACCELERATION
(a) If an Event of Default occurs under Section 7.1(a) through (c), then the outstanding principal of and accrued and unpaid interest on the Loan shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived. Upon any such declaration of acceleration, such principal and interest shall become immediately due and payable and the Lender shall be entitled to exercise all of its rights and remedies hereunder whether at law or in equity.
(b) If an Event of Default occurs under Section 7.1(d), then the outstanding principal of and accrued and unpaid interest on the Loan shall become due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived, upon the earlier of (i) November 30, 2013, and (ii) thirty (30) calendar days after the Minpromtorg Failure Notice (but in any event no later than November 30, 2013), and the Lender shall be entitled to exercise all of its rights and remedies hereunder whether at law or in equity.
(c) The failure of the Lender to declare this Loan due and payable shall not be a waiver of its right to do so in the future, and the Lender shall retain the right to declare this Loan due and payable at any time an Event of Default is continuing.

СОКРАЩЕНИЕ СРОКОВ ПОГАШЕНИЯ
(а) В случае наступления События неисполнения согласно ст.ст. 7.1(а)-(с) непогашенная основная сумма и начисленные, но еще не уплаченные проценты по настоящему Займу подлежат немедленной уплате без необходимости направления каких-либо требований, возражений или уведомлений любого рода, которые настоящим аннулируются. После заявления о сокращении сроков погашения основная сумма и проценты подлежат немедленной уплате, и Заимодавец может исполнять все свои права и средства защиты по настоящему Договору, предусмотренные законодательством или правом справедливости.
(b) В случае наступления События неисполнения согласно ст. 7.1(d) непогашенная основная сумма и начисленные, но еще не уплаченные проценты по настоящему Займу подлежат уплате без необходимости направления каких-либо требований, возражений или уведомлений любого рода, которые настоящим аннулируются, в первую из следующих дат: (i) 30 ноября 2013 г., и (ii) тридцать (30) календарных дней от даты Уведомления об отказе со стороны Минпромторга (но в любом случае не позднее 30 ноября 2013 г.), а Заимодавец получает право исполнить все права и средства защиты по настоящему Договору, предусмотренные законодательством или правом справедливости.
(с) Необъявление Заимодавцем настоящего Займа подлежащим немедленному погашению не является отказом от прав на такое объявление в последующем; Заимодавец сохраняет за собой право объявить настоящий Займ подлежащим погашению в любое время в течение периода, в который имеется Событие неисполнения.

9.
CONTINUING ENFORCEMENT OF AGREEMENT
If, after receipt of any payment of all or any part of the Liabilities, the Lender is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Agreement shall continue in full force and effect, and Borrower shall be liable for, and shall indemnify, defend and hold the Lender harmless with respect to the full amount so surrendered.  The provisions of this Section 9 shall survive the termination of this Agreement and shall remain effective notwithstanding the payment of the Liabilities, the cancellation of the Loan or any other action which the Lender may have taken in reliance upon its receipt of such payment.  Any cancellation, release or other such action by the Lender shall be deemed to have been conditioned upon any payment of the Liabilities having become final and irrevocable.

НЕПРЕРЫВНЫЙ ХАРАКТЕР ИСПОЛНЕНИЯ ДОГОВОРА
Если после получения в полном объеме или в части выплат по Ответственности Заимодавец обязан или согласен для целей урегулирования направить такую сумму какому-либо физическому или юридическому лицу на любом основании (в том числе, без ограничений, в случае принятия решения о том, что такой платеж является ничтожным или может быть аннулирован в связи с правом на преимущественное удовлетворение или в связи с недобросовестным отчуждением имущества, неразрешенным взаимозачетом или ненадлежащим использованием средств, находящихся в доверительной собственности), настоящий Договор сохраняет свою силу, а Заемщик несет ответственность, а равно обязуется возместить Заимодавцу ответственность по всем направляемым таким образом суммам. Положения настоящей ст. 9 сохраняют силу после прекращения настоящего Договора и после уплаты всей Ответственности, аннулирования займа или прочих действий, которые Заимодавец может осуществлять в случае получения причитающихся сумм. Аннулирование, освобождение от обязательств или прочие аналогичные действия со стороны Заимодавца считаются осуществленными при условии полной, окончательной и безотзывной оплаты Ответственности.

10.	TRANSFER.	ПЕРЕДАЧА
10.1.
Transfers of Securities.  The Loan made under this Agreement and the equity interests of the Borrower received on conversion of the Loan (the “Securities”) are freely transferable by the Lender subject to compliance with this Section 10 and any applicable securities laws.  Prior to any proposed transfer of the Securities, the Lender shall give written notice to the Borrower of Lender’s intention to effect such transfer, such notice to set forth the manner and circumstances of the proposed transfer in sufficient detail, and to include a representation that the proposed transfer of the Securities may be effected without registration under the Securities Act of 1933, as amended (the “Act”), and any applicable state securities laws.  Such transfer shall become effective as of the date specified in the notice delivered by the Lender to the Borrower.  Upon exercise of the Warrant by the Lender in accordance with the terms thereof, a portion of the Loan under this Agreement shall be transferred to CBLI simultaneously with, and in an amount equal to the aggregate exercise price due upon, the exercise of the Warrant issued by CBLI to Lender on or about the Effective Date (the Warrant Exercise Price) pursuant to such terms and subject to such conditions as set forth in the Warrant. From and after the date of such transfer, CBLI shall own such portion of the Loan equal to the Warrant Exercise Price, and the Lender and the Borrower shall cooperate to perform such acts and execute all such supplemental loan agreements and other documents as may be reasonably requested by CBLI and the Lender to process such transfer of the portion of the Loan in accordance with U.S. and  Russian laws, regulations and practices.

Передача Ценных бумаг. Займ, предоставляемый согласно настоящему Договору, и ценные бумаги Заемщика, получаемые после конвертации настоящего Займа ("Ценные бумаги"), могут свободно передаваться Заимодавцем при условии соблюдения положений настоящей ст. 10 и положений применимого законодательства о ценных бумагах. До намеченной передачи Ценных бумаг Заимодавец обязан направить письменное уведомление Заемщику о намерении Заимодавца осуществить такую передачу; в таком уведомлении указываются порядок и обстоятельства предлагаемой передачи в достаточных подробностях, а также включается гарантия того, что предлагаемая передача Ценных бумаг может быть осуществлена без необходимости регистрации согласно Закону о ценных бумагах от 1933 г., с последующими изменениями ("Закон"), и согласно применимому законодательству штатов о ценных бумагах. Такая передача осуществляется  в дату, указанную в уведомлении, врученном Заимодавцем Заемщику. В случае исполнения Варранта Заимодавцем в соответствии с условиями настоящего Договора часть Займа по настоящему Договору передается CBLI одновременно и в равной сумме с общей ценой исполнения Варранта, выпущенного CBLI в пользу Заимодавца, в Дату вступления в силу («Цена исполнения Варранта»), в соответствии с условиями и положениями Варранта. Начиная с даты такой передачи CBLI становится держателем доли Займа, равной Цене исполнения Варранта, а Заимодавец и Заемщик обязуются осуществить все действия и подписать все дополнительные договоры займа и прочие документы, которые могут разумно потребоваться CBLI и Заимодавцу для осуществления такой передачи части Займа в соответствии с законодательством, нормами и практиками США И Российской Федерации.

10.2.
Legend.  Each certificate evidencing the Securities transferred pursuant to this Agreement shall bear the restrictive legend set forth below, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Borrower such legend is not required in order to establish compliance with any provisions of the Act.

THIS LOAN AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THIS LOAN HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE.  THIS LOAN AND THE UNDERLYING SECURITIES MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

Ограничительная надпись.  Каждый сертификат на передаваемые согласно настоящему Договору Ценные бумаги снабжается ограничительной надписью, приведенной ниже, за исключением того, что такая ограничительная надпись не помещается на сертификат в том случае, если, по мнению юрисконсульта Заемщика, такая надпись не требуется для обеспечения соблюдения положений Закона.
НАСТОЯЩИЙ ЗАЙМ И ЦЕННЫЕ БУМАГИ, ВЫПУСКАЕМЫЕ ПОСЛЕ КОНВЕРТАЦИИ НАСТОЯЩЕГО ЗАЙМА, НЕ БЫЛИ ЗАРЕГИСТРИРОВАНЫ В СООТВЕТСТВИИ С ЗАКОНОМ О ЦЕННЫХ БУМАГАХ ОТ 1933 ГОДА, С ПОСЛЕДУЮЩИМИ ИЗМЕНЕНИЯМИ, И В СООТВЕТСТВИИ С ПРИМЕНИМЫМ ЗАКОНОДАТЕЛЬСТВОМ ШТАТОВ О ЦЕННЫХ БУМАГАХ. НАСТОЯЩИЙ ЗАЙМ БЫЛ ПРИОБРЕТЕН ДЛЯ ЦЕЛЕЙ ИНВЕСТИРОВАНИЯ, НО НЕ ОТЧУЖДЕНИЯ ИЛИ ПЕРЕПРОДАЖИ. НАСТОЯЩИЙ ЗАЙМ И БАЗОВЫЕ ЦЕННЫЕ БУМАГИ НЕ МОГУТ БЫТЬ ПРОДАНЫ, ЗАЛОЖЕНЫ, ПРЕДОСТАВЛЕНЫ В ОБЕСПЕЧЕНИЕ, В ЗАКЛАД ИЛИ В ИНОМ ПОРЯДКЕ ПЕРЕДАНЫ БЕЗ ВСТУПИВШЕГО В СИЛУ РЕГИСТРАЦИОННОГО ЗАЯВЛЕНИЯ СОГЛАСНО ЗАКОНУ О ЦЕННЫХ БУМАГАХ ОТ 1933 ГОДА, С ПОСЛЕДУЮЩИМИ ИЗМЕНЕНИЯМИ, И СОГЛАСНО ПРИМЕНИМОМУ ЗАКОНОДАТЕЛЬСТВУ ШТАТОВ О ЦЕННЫХ БУМАГАХ, ЛИБО БЕЗ ДОСТУПНОГО ИСКЛЮЧЕНИЯ ИЗ ТРЕБОВАНИЙ О РЕГИСТРАЦИИ ПО ЗАКОНУ О ЦЕННЫХ БУМАГАХ ОТ 1933 ГОДА, С ПОСЛЕДУЮЩИМИ ИЗМЕНЕНИЯМИ, И ПО ПРИМЕНИМОМУ ЗАКОНОДАТЕЛЬСТВУ ШТАТОВ О ЦЕННЫХ БУМАГАХ.

11.	MISCELLANEOUS	ПРОЧИЕ ПОЛОЖЕНИЯ
11.1.
Waiver of Notice of Presentment.  The Borrower hereby waives presentment, demand for performance, notice of non-performance, protest, notice of protest and notice of dishonor.  No delay on the part of Lender in exercising any right hereunder shall operate as a waiver of such right or any other right.

Отказ от требований к направлению уведомлений об оплате. Заемщик настоящим аннулирует требования к направлению уведомлений об оплате, требований об исполнении, уведомлений о неисполнении, возражений, уведомлений об опротестовании и уведомлений о неоплате. Задержка со стороны Заимодавца в исполнении прав по настоящему Договора не рассматривается как отказ от такого права или прочих прав.

11.2.
No Waiver.  The failure of the Lender to enforce or exercise any right or remedy provided in this Agreement or at law or in equity upon any default or breach shall not be construed as waiving the rights to enforce or exercise such or any other right or remedy at any later date.  No exercise of the rights and powers granted in or held pursuant to this Agreement by the Lender, and no delays or omissions in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time and from time to time.

Отсутствие отказов от прав. Неисполнение Заимодавцем права или средства защиты, предусмотренных настоящим Договором, законодательством или правом справедливости, в случае неисполнения или нарушения не рассматривается как отказ от полномочий на исполнение такого права или иного права или средства защиты в любую последующую дату. Исполнение права или средства защиты, предоставленных Заимодавцу настоящим Договором, и задержки в исполнении или неисполнение такого права или полномочия не ущемляют такие права или полномочия и не рассматриваются как отказ от них; любое такое право или полномочие может быть исполнено в любое время.

11.3.
Attorneys’ Fees and Expenses.  If the Lender retains the services of counsel by reason of a claim of a default or an Event of Default hereunder, or if the indebtedness represented by the Loan or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Agreement is placed in the hands of attorneys for collection after default, the Borrower agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys’ fees and costs incurred by Lender.

Вознаграждения и издержки юристов.  Если  Заимодавец привлекает стороннего юрисконсульта в связи с требованием по неисполнению или Событием неисполнения по настоящему Договору, либо если задолженность, представленная настоящим Займом, либо ее часть, взыскиваются в рамках процедуры банкротства, принудительной ликвидации или иной судебной процедуры, либо если настоящий Договор передается юристам для обеспечения взыскания в случае неисполнения, Заемщик согласен уплатить в дополнение к основной сумме и процентам по настоящему Займу разумные вознаграждения юристов, а также возместить разумные расходы, понесенные в связи с этим Заимодавцем.

11.4.
No Stockholder Rights.  Nothing contained in this Agreement shall be construed as conferring upon the Lender or any other person the right to vote or to consent or to receive notice as a stockholder of the Company prior to any Conversion Date.

Отсутствие прав акционера.  Ничто в настоящем Договоре не толкуется как предоставляющее Заимодавцу или прочим лицам права на голосование, выражение согласия или получение уведомлений в качестве акционера Компании до Даты конвертации.

11.5.
Partial Invalidity.  The invalidity or unenforceability of any one or more provisions of this Agreement shall not render any other provisions herein contained invalid or unenforceable.  In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

Частичная недействительность.  Недействительность или отсутствие исковой силы у одного или более положений настоящего Договора не приводят к лишению действительности или исковой силы прочих положений настоящего Договора. Взамен недействительного или лишенного исковой силы положения автоматически включается действительное и защищенное исковым правом положение, в максимальной степени аналогичное по своему намерению такому недействительному или лишенному исковой силы положению.

11.6.
Binding Effect.  The covenants, conditions, waivers, releases and agreements contained in this Agreement shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, however, that this Agreement cannot be assigned by Borrower without the prior written consent of the Lender, and any such assignment or attempted assignment by Borrower shall be void and of no effect with respect to the Lender.

Обязывающий характер Договора.  Обязательства, условия, отказы от прав и соглашения, приведенные в настоящем Договоре, носят обязывающий характер и применяются в пользу сторон настоящего Договора и их соответствующих наследников, распорядителей наследным имуществом, администраторов, правопреемников и правоприобретателей; при условии, однако, что настоящий Договор не может быть уступлен Заемщиком без предварительного письменного согласия Заимодавца, и что уступка или запланированная уступка Заемщиком в нарушение настоящего положения является ничтожной и недействительной в отношении Заимодавца.

11.7.
Modifications.  This Agreement may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

Изменения.  Настоящий Договор может быть дополнен, расширен, изменен или прекращен посредством подписания отдельного документа стороной, против которой направлены такой отказ, изменение, модификация или аннулирование.

11.8.
Notices.  All notices, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered by hand or by Federal Express or a similar overnight courier to, (b) five (5) days after being deposited in any United States Post Office enclosed in a postage prepaid and registered or certified envelope addressed to or (c) when successfully transmitted by fax or e-mail (with a confirming copy of such communication to be sent as provided in clauses (a) or (b) above) to, the party for whom intended, at the address, fax number or e-mail address for such Party set forth below (or at such other address, fax number or e-mail address for a party as shall be specified by like notice, provided, however, that any notice of change of address, fax number or e-mail address shall be effective only upon receipt):

Уведомления.  Все уведомления, согласия и прочие сообщения по настоящему Договору составляются в письменной форме и считаются врученными (а) в момент вручения при вручении в руки, службой Federal Express или аналогичной курьерской службой, (b) через пять (5) дней после направления из отделения Почты США предоплаченным заказным отправлением на указанные ниже адреса, либо (с) при успешной передаче по факсу или электронной почте (при условии направления подтверждающей копии такого сообщения согласно положениям пп. (а) или (b) выше) стороне, для которой предназначено такое уведомление, на адрес, номер факса или адрес электронной почты такой Стороны, указанные ниже (или на иной адрес, номер факса или адрес электронной почты стороны, указанные в аналогичном уведомлении, при условии, однако, что уведомление о смене адреса, номера факса или адреса электронной почты вступает в силу исключительно после получения):

If to the Borrower, to it at:
Panacela Labs, Inc.
73 High Street
Buffalo, New York USA 14203
Attention: Chairman
Facsimile: +1-716-849-6820
Email: MFonstein@panacelalabs.com

With copy (which shall not constitute notice) to:
Riker Danzig Scherer Hyland Perretti LLP
500 Fifth Avenue, 49th Floor
New York, New York 10110
Attention: Natasha Ziabkina
Facsimile: +1-212-302-6628
Email: Nziabkina@riker.com

и

Cleveland BioLabs, Inc.
73 High Street
Buffalo, New York  14203
Attention: Chief Executive Officer
Facsimile: +1-716-849-6820
Email: ykogan@cbiolabs.com

If to the Lender, to it at:
OJSC “RUSNANO”
10A Prospect 60-Letiya Oktyabrya
Moscow 117036
Attention: Leysan Shaydullina, Investment Director
Facsimile: +7 495-988-5399
Email: Leysan.Shaydullina@rusnano.com

With copy (which shall not constitute notice) to:
Dentons
620 Fifth Avenue
New York, New York 10020
Attention: Kristina Beirne
Facsimile: +1 212-768-6800
Email: kristina.beirne@dentons.com

Для Заемщика:
Panacela Labs, Inc.
73 High Street
Buffalo, New York USA 14203
Вниманию: Председателя
Факс: +1-716-849-6820
Адрес электронной почты: MFonstein@panacelalabs.com
Копия (не являющаяся уведомлением), направляется на следующий адрес:
Riker Danzig Scherer Hyland Perretti LLP
500 Fifth Avenue, 49th Floor
New York, New York 10110
Вниманию: Наташи Зябкиной
Факс: +1-212-302-6628
Адрес электронной почты: Nziabkina@riker.com
и
Cleveland BioLabs, Inc.
73 High Street
Buffalo, New York  14203
Вниманию: исполнительного директора
Факс: +1-716-849-6820
Адрес электронной почты: ykogan@cbiolabs.com

Для Заимодавца:
ОАО "РОСНАНО"
Проспект 60-летия Октября, 10А
Москва 117036
Вниманию: Лейсан Шайдуллиной, инвестиционного директора
Факс: +7 495-988-5399
Адрес электронной почты: Leysan.Shaydullina@rusnano.com

Копия (не являющаяся уведомлением), направляется на следующий адрес:
Dentons
620 Fifth Avenue
New York, New York 10020
Вниманию: Кристины Берн
Факс: +1 212-768-6800
Адрес электронной почты: kristina.beirne@dentons.com

11.9.	Governing Law; Jurisdiction. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of New York and the United States of America	Регулирующее законодательство; юрисдикция. Настоящий Договор во всех отношениях регулируется и толкуется в соответствии с законодательством штата Нью-Йорк и Соединенных Штатов Америки.
11.10.
Waiver of Jury Trial.  BORROWER AND LENDER AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY LENDER OR BORROWER ON OR WITH RESPECT TO THIS AGREEMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY.  THE LENDER AND BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING.  FURTHER, BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT THE LENDER WOULD NOT EXTEND CREDIT TO BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AGREEMENT.

Отказ от права на рассмотрение разбирательств судом присяжных.  ЗАЕМЩИК И ЗАИМОДАВЕЦ СОГЛАСНЫ, ЧТО ВСЕ СУДЕБНЫЕ СПОРЫ, ИСКИ ИЛИ РАЗБИРАТЕЛЬСТВА, БУДЬ ТО ТРЕБОВАНИЯ ИЛИ ВСТРЕЧНЫЕ ТРЕБОВАНИЯ, ЗАЯВЛЕННЫЕ И ИНИЦИИРОВАННЫЕ ЗАИМОДАВЦЕМ ИЛИ ЗАЕМЩИКОМ ЛИБО В СВЯЗИ С НАСТОЯЩИМ ДОГОВОРОМ ИЛИ ОТНОШЕНИЯМИ СТОРОН ПО НЕМУ, РАССМАТРИВАЮТСЯ ИСКЛЮЧИТЕЛЬНО СУДОМ, НО НЕ СУДАМИ ПРИСЯЖНЫХ. ЗАИМОДАВЕЦ И ЗАЕМЩИК НАСТОЯЩИМ ОСОЗНАННО, ДОБРОВОЛЬНО, НАМЕРЕННО И ИНФОРМИРОВАННО, ПОЛУЧИВ КОНСУЛЬТАЦИИ СВОИХ СООТВЕТСТВУЮЩИХ ЮРИСТОВ, ОТКАЗЫВАЮТСЯ ОТ ПРАВА НА РАССМОТРЕНИЕ СПОРОВ СУДОМ ПРИСЯЖНЫХ ПО ВСЕМ ТАКИМ РАЗБИРАТЕЛЬСТВАМ, ИСКАМ ИЛИ ПРОЦЕССАМ. КРОМЕ ТОГО, ЗАЕМЩИК ОТКАЗЫВАЕТСЯ ОТ ПРАВ, КОТОРЫЕ МОГУТ ИМЕТЬСЯ У НЕГО, НА ИСТРЕБОВАНИЕ ИЛИ ПОЛУЧЕНИЕ ВОЗМЕЩЕНИЯ В ХОДЕ РАССМОТРЕНИЯ ТАКОГО СПОРА, ИСКА ИЛИ РАЗБИРАТЕЛЬСТВА, ОСОБОГО, ШТРАФНОГО, ПОСЛЕДОВАТЕЛЬНОГО ИЛИ ИНОГО УЩЕРБА, ЗА ИСКЛЮЧЕНИЕМ ФАКТИЧЕСКОГО УЩЕРБА. ЗАЕМЩИК ПОДТВЕРЖДАЕТ И СОГЛАШАЕТСЯ С ТЕМ, ЧТО НАСТОЯЩАЯ СТАТЬЯ ПРЕДСТАВЛЯЕТ СОБОЙ ОТДЕЛЬНОЕ И СУЩЕСТВЕННОЕ ПОЛОЖЕНИЕ НАСТОЯЩЕГО ДОГОВОРА И ЧТО ЗАИМОДАВЕЦ НЕ ПРЕДОСТАВИЛ БЫ ЗАЙМ ЗАЕМЩИКУ, ЕСЛИ БЫ ОТКАЗЫ ОТ ПРАВ, ПРИВЕДЕННЫЕ В НАСТОЯЩЕЙ СТАТЬЕ, НЕ БЫЛИ ЧАСТЬЮ НАСТОЯЩЕГО ДОГОВОРА.

11.11.
Counterparts; Facsimile or Electronic Signature.  This Agreement may be executed by the Borrower and the Lender in facsimile or other electronic form and upon receipt by respective other party of such faxed or electronic executed copy of this Agreement, this Agreement shall be binding upon and enforceable against the parties hereof in accordance with its terms at the time received, provided that the Lender shall subsequently receive no later than five (5) Business Days thereafter an original of the facsimile or other electronically signed copy of this Agreement previously delivered to the Lender.

Экземпляры; Подписание в электронной или факсимильной форме.  Настоящий Договор может быть подписан Заемщиком и Заимодавцем в факсимильной или иной электронной форме и после получения соответствующей другой стороной такого факсимильного или электронного подписанного экземпляра настоящего Договора настоящий Договор приобретает обязательный характер и может быть принудительно исполнен в отношении его сторон в соответствии с его условиями на время вручения, при условии, что Заимодавец в последующем получает в течение не более чем пяти (5) Рабочих дней оригинал такой факсимильной или электронной копии настоящего Договор, врученной Заимодавцу.

11.12.
Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning or construction of any of the terms hereof.  Unless otherwise specified, any reference in this Agreement to a particular section, clause or other subdivision, or a particular schedule or exhibit, shall be considered a reference to that section, clause or other subdivision of, or to that schedule or exhibit to, this Agreement.

Заголовки.  Заголовки в настоящем Договоре приведены исключительно для целей удобства и не ограничивают и иным образом не влияют на смысл или толкование положений настоящего Договора. Если не указано обратное, указания в настоящем Договоре на конкретную статью, пункт или подпункт, либо на конкретное приложение или дополнение толкуются как указания на статью, пункт, подпункт, приложение или дополнение настоящего Договора.

11.13.	Accounting Terms. Accounting terms used herein shall mean such accounting terms as defined by Generally Accepted Accounting Principles (GAAP) unless otherwise defined.	Термины, связанные с учетом. Бухгалтерские термины, используемые в настоящем Договоре, имеют значения, определенные общепринятыми принципами ведения учета (ОПБУ), если не указано обратное.
11.14.
Controlling Language. This Agreement was prepared in both the English and Russian languages.  In the event of any inconsistency or discrepancy between the English and Russian languages, the English language shall govern the interpretation of, and any dispute regarding, the terms of this Agreement.

Главенствующая языковая версия. Настоящий Договор был составлен на английском и русском языках. В случае расхождений или несоответствий между английской и русской языковыми версиями английская языковая версия является главенствующей при толковании положений настоящего Договора и рассмотрении споров в отношении них.

11.15
Sale, Assignment or Participations.  The Lender may from time to time (i) sell or assign in whole or in part, or (ii) grant participations in this Agreement and/or the obligations evidenced thereby.  The holder of any such participation, if the applicable agreement between the Lender and such holder so provides, (x) shall be entitled to all of the rights, obligations and benefits of the Lender, and (y) shall be deemed to hold and may exercise the rights of setoff or banker’s lien with respect to any and all obligations of such holder to Borrower, in each case as fully as though Borrower were directly indebted to such holder.  The Lender may, in its discretion, give notice to Borrower of such participation; however, the failure to give such notice shall not affect any of the Lender’s or such holder’s rights hereunder.  Borrower authorizes the Lender to provide information concerning Borrower to any prospective purchaser, assignee or participant.  The information provided may include, but is not limited to, amounts, terms, balances, payment history, return item history and any financial or other information about Borrower.  Borrower agrees to indemnify, defend, release the Lender, and hold the Lender harmless, at Borrower’s cost and expense, from and against any and all lawsuits, claims, actions, proceedings, or suits against the Lender, or against Borrower and the Lender, arising out of or relating to the Lender’s reporting or disclosure of such information to the extent such information was provided by or on behalf of Borrower.

Продажа, уступка или предоставление права на участие.  Заимодавец может в любое время (i) продавать или уступать в целом или в части, либо (ii) предоставлять право на участие в настоящем Договору и/или обязательства, подтверждаемых им. Держатель такого права на участие, в случае, если это предусмотрено соответствующим соглашением между Заимодавцем и таким держателем, х) получает все права, обязательства и преимущества Заимодавца, и (у) считается держателем и может исполнять право на взаимозачет или банковский залог в отношении всех обязательств такого держателя перед Заемщиком, в каждом случае в такой же степени, как если бы Заемщик имел задолженность напрямую перед таким держателем. Заимодавец может по собственному усмотрению направить Заемщику уведомление о предоставлении права на участие; однако ненаправление такого уведомления не влияет на права Заимодавца или такого держателя по настоящему Договору. Заемщик разрешает Заимодавцу предоставлять информацию о Заемщике всем потенциальным покупателям, правополучателям или участникам Договора. Предоставления информация может включать, без ограничений, информацию о суммах, условиях, остатках, истории платежей, истории погашения, а также все финансовую или прочую информацию о Заемщике. Заемщик согласен возместить Заимодавцу за свой счет все издержки по всем судебным искам, требованиям, спорам, разбирательствам или процессам в отношении Заимодавца или в отношении Заемщика и Заимодавца, возникшим из предоставления или раскрытия такой информации Заимодавцем, если такая информация была предоставлена Заемщиком или от имени Заемщика

11.16	Account details. The bank account information of the parties is set forth on Schedule I to this Agreement.	Банковские реквизиты. Банковские реквизиты сторон приведены в Приложении I к настоящему Договору.
	[Signatures Follow]	[Далее следует страница для подписей]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed by their duly authorized representatives as of the date set forth at the beginning of this Agreement.

В ПОДТВЕРЖДЕНИЕ ЧЕГО стороны настоящего Договора обеспечили подписание настоящего Договора, имеющего обязательный характер, надлежащим образом уполномоченными представителями в дату, указанную в начале настоящего Договора.

BORROWER/ [ЗАЕМЩИК]

PANACELA LABS, INC. / [ПАНАЦЕЛА ЛЭБЗ, ИНК.]

Signature / [Подпись]: __/s/ Michael Fonstein _______________
Name:/ [ФИО]:             __Michael Fonstein, Ph.D.____________
Title/ [Должность]:       __Executive Chairman of the Board______

LENDER / [ЗАИМОДАВЕЦ]

OPEN JOINT STOCK COMPANY “RUSNANO” / [ОТКРЫТОЕ АКЦИОНЕРНОЕ ОБЩЕСТВО "РОСНАНО"]

Signature / [Подпись]: _/s/ Yurii Udaltsov___________________
Name:/ [ФИО]:             ___Yurii Udaltsov ___________________
Title/ [Должность]:       _Deputy Chairman of the Management Board_

35 of 35